                                                                 Exhibit 99.B10a

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors of American National Insurance Company and
The Contract Owners of American National Variable Annuity Separate Account:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus in connection with the registration on Form N-4.



                                          KPMG LLP

Houston, Texas
April 25, 2001